                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE:

                  QUALMARK CORPORATION RETURNS TO PROFITABILITY


                  (October 21, 2003) -- Denver, Colorado -- QualMark Corporation (OTCBB: QMRK) a world leader in designing, manufacturing and marketing HALT (Highly Accelerated Life Testing) and HASS (Highly Accelerated Stress Screening) systems, today announced results for the third quarter ended September 30, 2003.


QualMark announced its return to profitability for the third quarter of 2003 by reporting a net income of $21,000. QualMark's revenues increased 7% over the third quarter of 2002, representing an increase in demand for its Equipment and Testing Service products.

The Company reported a net income of $21,000 on revenue of $2,044,000 and a net loss of ($809,000) on revenue of $5,354,000 for the third quarter and year to date 2003, respectively, versus a net loss of ($97,000) and ($385,000) on revenue of $1,916,000 and $5,903,000 for the third quarter and year to date 2002, respectively. Basic and diluted loss per share was $0.02 and $0.31 for the third quarter and year to date for 2003, respectively, versus a basic and diluted loss per share of $0.05 and $0.31 for the third quarter and year to date for 2002, respectively.

"We are very encouraged by the increased demand in all aspects of our business. Historically, the third quarter is the slowest and worst performing quarter of the year for this industry. For us to be able to produce growing revenue, quarter over quarter, this year says a great deal about our redesigned products and reorganized sales efforts. Sales increased throughout all product lines, and all geographic sectors. Our newly developed OVTT is beginning to gain rapid momentum, as we shipped three this quarter," said Charles D. Johnston, President and CEO of QualMark.

"In addition to our profitable quarter, I am pleased to announce that QualMark was awarded a significant multiple unit order from a major supplier of Airbus Industries. This is a key order, as it establishes QualMark as a leading supplier to Airbus Industries. We won this order on fierce head to head competition with our major competitor, which reconfirms QualMark's product superiority and rapid delivery capability in the market place. This order will begin with two chambers in the fourth quarter of this year and continue with chamber orders throughout 2005," concluded Charles D. Johnston, President and CEO of QualMark.

A QUARTERLY CONFERENCE CALL TO DISCUSS THIRD-QUARTER RESULTS WILL ALSO BE HELD TODAY, OCTOBER 21, 2003, AT 11:00 A.M. EASTERN TIME.

TO PARTICIPATE VIA CONFERENCE CALL DIAL 888-318-6430 (IF CALLING FROM WITHIN THE U.S.) NO LATER THAN 10:50 A.M. EST ON OCTOBER 21ST. IF YOU ARE CALLING FROM OUTSIDE OF THE U.S., PLEASE CALL 334-323-7224. THE LEADER NAME IS CHARLES JOHNSTON. THE QUALMARK SECURITY CODE TO ACCESS THIS EARNINGS CALL IS QUALMARK.






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
                                                      QUARTER TO DATE                              YEAR TO DATE
                                                       SEPTEMBER 30,                               SEPTEMBER 30,
                                                 2003                  2002                  2003                  2002
                                          -------------------------------------------------------------------------------------
Systems revenue                             $ 1,743,000           $ 1,665,000           $ 4,522,000           $ 4,763,000
ARTC service revenue                            301,000               251,000               832,000             1,140,000
Total revenue                                 2,044,000             1,916,000             5,354,000             5,903,000
                                          -------------------------------------------------------------------------------------
Gross profit                                    792,000               927,000             2,026,000             2,607,000
Gross profit margin                                38.7%                 48.4%                 37.8%                 44.2%
                                          -------------------------------------------------------------------------------------
Income (loss) from operations                    56,000               (53,000)             (715,000)             (246,000)
Pretax income (loss)                             21,000               (97,000)             (808,000)             (384,000)
Net income (loss)                                21,000               (97,000)           **(809,000)             (385,000)
                                          =====================================================================================
** INCLUDES $565,000 FOR
ARBITRATION RELATED CHARGES

EARNINGS PER SHARE
RECONCILING ITEMS:

Accretion of redeemable preferred
stock and dividends                             (50,000)              (46,000)             (146,000)             (116,000)

Accretion of beneficial conversion
feature and warrants on issuance of
redeemable preferred stock                      (54,000)              (54,000)             (163,000)             (116,000)

Dividend resulting from conversion
of Series A preferred shares to
Series B preferred shares                        --                    --                    --                  (489,000)
                                          -------------------------------------------------------------------------------------
Net loss available to common
shareholders                                $   (83,000)          $  (197,000)          $(1,118,000)          $(1,106,000)
                                          =====================================================================================

Basic earnings (loss) per share             $     (0.02)          $     (0.05)          $     (0.31)          $     (0.31)
Diluted earnings (loss) per share           $     (0.02)          $     (0.05)          $     (0.31)          $     (0.31)
                                          =====================================================================================

Basic weighted average shares
outstanding                                   3,610,000             3,610,000             3,610,000             3,610,000
Diluted weighted average shares
outstanding                                   3,610,000             3,610,000             3,610,000             3,610,000
                                          =====================================================================================

QualMark Corporation, headquartered in Denver, Colorado is the leader in designing, marketing, and manufacturing accelerated life-testing systems providing the world's largest corporations with products that improve product reliability and allow them to get to market faster. The Company has installed more than 450 of its proprietary testing systems in 18 countries, operates ten of its own and partner testing and consulting facilities worldwide. The Company also offers engineering services and products that complement the core technologies of QualMark and other test equipment providers.

The statements included in this press release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Company's Securities and Exchange Commission filings; downturns in the Company's primary markets; variability of order flow, future economic conditions; competitive products and pricing; new product development; disruptions in the Company's operations from acts of God or extended maintenance; transportation difficulties; or the delivery of product under existing contracts and other factors.

                  Contact:
              QUALMARK CORPORATION
              CHARLES JOHNSTON, President and CEO
              ANTHONY SCALESE, CFO
              303-254-8800
              www.qualmark.com



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